UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
 (Exact name of registrant as specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 648-1700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2009, the Registrants issued a press release announcing the Registrants’ financial results for the quarter ended September 30, 2009. As set forth below, the Registrants are furnishing the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release by the Registrants, dated October 26, 2009, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:      /s/ George J. Alburger, Jr.

Name:   George J. Alburger, Jr.
Title:   Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:   Liberty Property Trust, its sole

General Partner

By:      /s/ George J. Alburger, Jr.

Name:   George J. Alburger, Jr.
Title:   Chief Financial Officer

Dated: October 27, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release by the Registrants, dated October 26, 2009, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.